UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2023

Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Rent the Runway, Inc.
10 Jay Street
Brooklyn, New York 11201
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 16, 2023, Rent the Runway, Inc. (the “Company”) approved the payment to its executive officers (“Participants”) and other eligible employees who participate in the Company’s fiscal year 2023 annual bonus program (the “2023 Bonus Program”) of the bonuses payable under the 2023 Bonus Program at the target achievement level. In addition, the Participants and certain eligible employees will receive an additional incremental amount for retention purposes (the “Incremental Retention Amount” and, together with the target bonus amount under the 2023 Bonus Program, the “Bonus”). The Bonus will be payable in lieu of any bonus otherwise payable under the 2023 Bonus Program.

Each Participant will receive one-third of the Bonus on each of February 1, 2024, April 15, 2024 and July 15, 2024 (each, a “Retention Date”), provided that the Participant remains actively employed with the Company through each such Retention Date (and the Participant has not provided notice of Participant’s intent to terminate his or her employment with the Company on or prior to such Retention Date (“Notice”)). Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Amended & Restated 2021 Incentive Award Plan), the Participant will be paid any portion of the Bonus not paid previously upon such Change in Control, provided that the Participant remains actively employed with the Company through the date of such Change in Control and has not provided Notice. In addition, in the event the Participant’s employment is terminated by the Company for any reason other than for Cause (as defined in the Amended and Restated Executive Severance Plan) or for performance-related reasons (as determined by the Company in its sole discretion), and a Change in Control is consummated within three months of such termination date, the Participant will be paid any portion of the Bonus not paid previously upon such Change in Control.

Jennifer Hyman, the Company’s Co-Founder, Chief Executive Officer and Chair, Siddharth Thacker, the Company’s Chief Financial Officer, and Anushka Salinas, the Company’s President and Chief Operating Officer will receive Incremental Retention Amounts of $360,000, $250,000, and $360,000, respectively, subject to the terms and conditions of the Retention Program. A description of Ms. Hyman’s and Ms. Salinas’s target bonus amount under the 2023 Bonus Program can be found under the heading “Annual Cash Incentive Bonus Compensation” in the Executive Compensation section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023. A description of Mr. Thacker’s target bonus amount under the 2023 Bonus Program can be found in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: October 20, 2023	By:	/s/ Cara Schembri
Cara Schembri General Counsel and Corporate Secretary